Exhibit 99.1

International Headquarters

2150 St. Elzéar Blvd. West

Laval, Quebec H7L 4A8

Phone: 514.744.6792

Fax: 514.744.6272

Contact Information:

Investors:	Media:
Laurie W. Little	Renee E. Soto/Meghan Gavigan
Valeant Pharmaceuticals International, Inc.	Sard Verbinnen & Co.
949-461-6002	212-687-8080
laurie.little@valeant.com	rsoto@sardverb.com/mgavigan@sardverb.com

VALEANT PHARMACEUTICALS FILES INVESTOR PRESENTATION

Bausch + Lomb’s Organic Growth 12% for the Second Quarter of 2014, over 90% Due to Volume

Allergan Stockholders Encouraged to Call Special Meeting

Valeant to Announce Second Quarter 2014 Financial Results on July 31, 2014

LAVAL, Quebec, July 18, 2014 – Valeant Pharmaceuticals International, Inc. (“Valeant”) (NYSE: VRX) (TSX: VRX) has filed an investor presentation with the Securities and Exchange Commission that will be used in meetings with Allergan’s institutional investors and proxy advisors, the first of which is being held today, regarding calling a special meeting. The presentation includes a preview of certain results for the second quarter 2014, including 12% organic growth at Bausch + Lomb of which over 90% of the growth is due to volume increases.

“Bausch + Lomb continues to benefit from Valeant’s decentralized operating model and we are thrilled with the feedback and early results of recent launches, including the Ultra™ contact lens, BioTrue® contact lens and solution, Peroxiclear™, Trulign™ IOLs and Soothe XP and others,” stated J. Michael Pearson, chairman and chief executive officer. “In addition, we announced yesterday that we received 510(k) clearance for the VICTUS® Femtosecond Laser Platform for laser-assisted lens fragmentation during cataract surgery which we believe will dramatically accelerate the adoption of this technology in the U.S. The results at Bausch + Lomb further validate our business model, which Allergan has no credibility in attacking. We believe the only way Allergan will come to the table is if their stockholders call a special meeting to remove directors and that stockholders deserve the right to be heard.”

Valeant will host a conference call and a live Internet webcast along with a slide presentation on Thursday, July 31, 2014 at 8:00 a.m. ET (5:00 a.m. PT) to discuss results for the 2014 second quarter. The dial-in number to participate on this call is (877) 876-8393, confirmation code 72826220. International callers should dial (973) 200-3961, confirmation code 72826220. A replay will be available approximately two hours following the conclusion of the conference call to Friday, August 8, 2014, and can be accessed by dialing (855) 859-2056 or (404) 537-3406, confirmation code 72826220.

The webcast and slide presentation will be hosted in the investor relations section of its corporate Web site at www.valeant.com. Participants should allow approximately five to 10 minutes prior to the call’s start time to visit the site and to download any streaming media software needed to listen to the Internet webcast. An online archive of the webcast will be available following the end of the live call in the webcast archive portion of the investor relations section at www.valeant.com.

About Valeant Pharmaceuticals International, Inc.

Valeant Pharmaceuticals International, Inc. (NYSE/TSX: VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of dermatology, eye health, neurology and branded generics. More information about Valeant can be found at www.valeant.com.

Forward-looking Statements

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws. These forward-looking statements include, but are not limited to, statements regarding Valeant’s offer to acquire Allergan, its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the company’s most recent annual or quarterly report filed with the SEC and the Canadian Securities Administrators (the “CSA”) and assumptions, risks and uncertainties relating to the proposed merger, as detailed from time to time in Valeant’s filings with the SEC and the CSA, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we file from time to time with the SEC and the CSA, and include, but are not limited to:

•	the ultimate outcome of the offer and the second-step merger, including the ultimate removal or the failure to render inapplicable the obstacles to consummation of the offer and the second-step merger described in the offer to exchange;

•	the ultimate outcome and results of integrating the operations of Valeant and Allergan, the ultimate outcome of Valeant’s pricing and operating strategy applied to Allergan and the ultimate ability to realize synergies;

•	the effects of the proposed combination of Valeant and Allergan, including the combined company’s future financial condition, operating results, strategy and plans;

•	the effects of governmental regulation on our business or potential business combination transactions;

•	the ability to obtain regulatory approvals and meet other conditions to the offer, including the necessary stockholder approval, on a timely basis;

•	Valeant’s ability to sustain and grow revenues and cash flow from operations in our markets and to maintain and grow our customer base, the need for innovation and the related capital expenditures and the unpredictable economic conditions in the United States and other markets;

•	the impact of competition from other market participants;

•	the development and commercialization of new products;

•	the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets;

•	our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions; and

•	the risks and uncertainties detailed by Allergan with respect to its business as described in its reports and documents filed with the SEC.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to the exchange offer which Valeant has made to Allergan stockholders. The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer materials) and a registration statement on Form S-4 filed by Valeant with the SEC on June 18, 2014. These materials, as they may be amended from time to time, contain important information, including the terms and conditions of the offer. In addition, Valeant has filed a preliminary proxy statement with the SEC on June 24, 2014, Pershing Square Capital Management, L.P. (“Pershing Square”) has filed a definitive solicitation statement with the SEC on July 11, 2014, and Valeant and Pershing Square (and, if a negotiated transaction is agreed, Allergan) may file one or more additional proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document Valeant, Pershing Square and/or Allergan have filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VALEANT AND ALLERGAN ARE URGED TO READ THE TENDER OFFER STATEMENT, REGISTRATION STATEMENT, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Allergan and/or Valeant, as applicable. Investors and security holders may obtain free copies of the tender offer statement, the registration statement and other documents (if and when available) filed with the SEC by Valeant and/or Pershing Square through the web site maintained by the SEC at http://www.sec.gov.

Information regarding the names and interests in Allergan and Valeant of Valeant and persons related to Valeant who may be deemed participants in any solicitation of Allergan or Valeant shareholders in respect of a Valeant proposal for a business combination with Allergan is available in the additional definitive proxy soliciting materials in respect of Allergan filed with the SEC by Valeant on April 21, 2014 and May 28, 2014. Information regarding the names and interests in Allergan and Valeant of Pershing Square and persons related to Pershing Square who may be deemed participants in any solicitation of Allergan or Valeant shareholders in respect of a Valeant proposal for a business combination with Allergan is available in additional definitive proxy soliciting material in respect of Allergan filed with the SEC by Pershing Square. The additional definitive proxy soliciting material referred to in this paragraph can be obtained free of charge from the sources indicated above.

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